SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

         Date of Report (date of earliest event reported): March 1, 2006

                                Adal Group, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9431                                             94-3012230
(Commission File Number)                       (IRS Employer Identification No.)

                                 67 Wall Street
                                   22nd Floor
                             New York, NY 10005-3101
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (212) 709-8122
              -----------------------------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective as of March 1, 2006, John Sanderson resigned from his position as a member of the Board of Directors of Adal Group, Inc. (the "Company"). Mr. Sanderson did not resign from the Board of Directors as a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Sanderson was a member of the Company's audit committee at the time of his resignation. The Board of Directors is currently considering people to appoint as a new director to fill the vacancy.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADAL GROUP, INC.


                                        By: /s/ Nicholas Shrager
                                            ------------------------
                                            Name:  Nicholas Shrager
                                            Title: CEO and President

Dated: April 5, 2006


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